SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2003

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

(Exact name of registrant as specified in charter)

Virginia	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

323 Prince Street, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

Item 12. Results of Operations and Financial Condition

On July 29, 2003, BOE Financial Services of Virginia, Inc., parent company of its’ wholly-owned subsidiary Bank of Essex, announced the results of operations for the second quarter of 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

DATE: July 29, 2003	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas Secretary, Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated July 29, 2003, issued by BOE Financial Services of Virginia, Inc.